EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated April 2, 1999, relating to the financial statements of South Florida Kinetics, Inc., and to the reference to our Form under the caption "Experts" in the Prospectus.

                                      /s/ KAUFMAN, ROSSIN & CO.

Miami, Florida
August 20, 1999